UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

Form 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 2, 2011
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Lehman Brothers Holdings Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number:  1-9466

Delaware (State or other jurisdiction of incorporation)	13-3216325 (IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices, including zip code)

(646) 285-9000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Shortly before midnight on Friday, December 2, 2011, each of Bank of America, N.A. and Banc of America Strategic Ventures, Inc. (collectively, “Bank of America”) and BIH ASN, LLC, an affiliate of Barclays Bank PLC (“Barclays” and collectively with Bank of America, the “Banks”) sent to Lehman Brothers Holdings Inc. (“Lehman”) a Notice of Intent to Sell Interests (the “Notice”) that the Banks were obligated to provide to Lehman prior to selling any equity interests held by them in various entities affiliated with Archstone, a privately-held owner, operator and developer of multifamily apartment properties (collectively, “Archstone”).  The Notice attached an Interest Purchase Agreement dated as of December 2, 2011 fully executed by the Banks and ERP Operating Limited Partnership (together with its general partner Equity Residential, “EQR”) relating to the sale of 50% of the Banks’ equity interests in Archstone, or 26.5% of the total equity interests in Archstone, to EQR subject to Lehman’s right to either purchase the Banks’ equity interests to be sold pursuant to the Interest Purchase Agreement or exercise its “tag-along” right and sell a pro rata portion of Lehman’s equity interests in Archstone pursuant to the Interest Purchase Agreement.  The purchase price to be paid by EQR pursuant to the Interest Purchase Agreement is in the aggregate amount of $1.325 billion, subject to certain adjustments (the “EQR Purchase Price”).  For several reasons, Lehman believes that the Notice does not include all of the information required by its agreements with the Banks to trigger the commencement of the 10-day period provided under those agreements for Lehman to elect to exercise its rights. Additionally, the Interest Purchase Agreement does not provide any certainty for the full exit of the Banks’ equity interests in Archstone.  Therefore, any exercise of a “tag-along” right by Lehman would also subject it to significant uncertainty regarding the value of its remaining Archstone equity interests and its ability to ultimately liquidate these remaining interests.

As background, in the summer of 2011 the Banks and Lehman sought and received a number of proposals to acquire all of the equity interests of the Banks and Lehman in Archstone.  During this process, Equity Residential made a non-binding proposal to purchase the equity interests held by Lehman and the Banks for cash and stock.  Lehman found EQR’s offer unacceptable and Lehman rejected it given the range of options Lehman believes exist for its equity interests in Archstone.

However, the Banks informed Lehman that they would continue to negotiate with EQR and other bidders to elicit offers to purchase the equity interests held by the Banks.  Lehman chose not to market its equity interests in Archstone at that time because Lehman believes better alternatives exist for maximizing value.  Lehman awaited reports on the progress of the Banks’ discussions with potential bidders.  Although the Banks were marketing their equity interests in Archstone and negotiating with EQR and other potential bidders, the Banks did not provide Lehman with the information required pursuant to Lehman’s agreements with the Banks.  Lehman has repeatedly asked for the information and updates Lehman is entitled to under its agreements with the Banks.

Equity Residential is the general partner of ERP Operating Limited Partnership.  Sam Zell is the chairman of Equity Residential’s board of trustees and is an experienced and sophisticated real estate investor.  It appears to Lehman that the Banks and EQR have timed the delivery of the Notice shortly prior to Lehman’s hearing to confirm its Joint Chapter 11 Plan, which is scheduled to begin this Tuesday, December 6, 2011, and the election of its new Board of Directors to optimize the chance that Lehman will not exercise its rights.

EQR’s agreement with the Banks is not an offer for 100% of the equity interests of Archstone and, therefore, it is inappropriate to imply that the purchase price and terms offered for 26.5% of the equity interests of Archstone would be offered for the entire enterprise.  Nevertheless, Lehman believes that even if the EQR Purchase Price was extrapolated into an offer for all of Archstone it would be inadequate.  Further, Lehman believes that a net asset valuation (or, if Archstone were to be broken up and sold in pieces) of the Archstone enterprise would suggest at least an additional $1 billion of value over the value for the entire Archstone enterprise that would be implied by such a purchase price.  Furthermore, Lehman believes that the EQR Purchase Price does not take into consideration the value of Archstone’s platform, including its management, which Lehman believes is the best in the industry, nor does it take into account Archstone’s valuable strategic position within the apartment industry.  Specifically, Mr. Zell has been quoted by the media as saying Archstone’s existing management platform has no value to EQR because it would be redundant for EQR.  In addition, Lehman believes that the EQR Purchase Price does not provide any value for the synergies the transaction would create.  Lehman believes that it is vital to retain the Archstone management team.

Each of Bank of America and Barclays also separately sent to Lehman copies of an Other Interest Agreement dated December 2, 2011 among the Banks and EQR.  The Other Interest Agreement provides EQR with the option to purchase all equity interests held by the Banks in Archstone, other than the equity interests to be sold pursuant to the Interest Purchase Agreement, for a purchase price that is greater than or equal to $1.325 billion on substantially the same terms and conditions as those contained in the Interest Purchase Agreement.  The option granted to EQR under the Other Interest Agreement is exercisable only if Lehman exercises its right to purchase the equity interests of the Banks that are subject to the Interest Purchase Agreement.  Lehman believes that the Banks’ execution of the Other Interest Agreement is not in compliance with Lehman’s agreements with the Banks.

Cautionary Statement Regarding Forward Looking Statements

Statements in this Form 8-K, and other statements that Lehman may make, including statements about the valuation, including but not limited to the net asset valuation, of Archstone or Lehman’s equity interests therein, risks of the acquisition, pursuing or failure to pursue any other transaction, and Lehman’s exercise or failure to exercise its right of first offer or tag-along rights, may contain forward-looking statements that involve numerous risks and uncertainties.  In particular, valuations, including but not limited to net asset valuations, are inherently subject to uncertainties and variations, no assurances can be given as to any valuation, including but not limited to any net asset valuation, and actual proceeds from any transaction could be different than currently anticipated.  The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected risks of the acquisition, pursuing or failure to pursue any other transaction, exercise or failure to exercise its right of first offer or tag-along rights, and beliefs and intentions.  All forward-looking statements included in this Form 8-K are based on information available to Lehman on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Lehman’s results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Lehman’s nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Lehman’s control. These factors include, at a minimum: any exercise or failure to exercise the right of first offer or tag-along rights; any consummation or failure of EQR to consummate the acquisition; pursuing or failure to pursue any other transaction; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; changes in laws or regulations; failure of the investment in the purchased interests to perform as expected, even in the event the proposed acquisition is consummated or fails to be consummated; inability to influence the operations and control of Archstone following consummation of the transaction; and changes in general economic conditions.  Lehman undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: December 5, 2011	By:	/s/ William J. Fox
		Name:	William J. Fox
		Title:	Chief Financial Officer and Executive Vice President

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